SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2004

Global Crossing Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of Principal Executive Offices)	(Zip Code)

(441) 296-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

On October 8, 2004, Grant Thornton LLP (“Grant Thornton”) re-issued its audit report dated September 10, 2003 (except as it relates to Notes 1, 2, 13 – New Senior Secured Notes, 27 and 32, as to which the date is December 4, 2003) on the consolidated balance sheets of Global Crossing Ltd., the Registrant’s predecessor (the “Predecessor”), and its subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity (deficit), cash flows and comprehensive loss for the years then ended. Such audit report of Grant Thornton and related consolidated financial statements of the Predecessor are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Report of Independent Registered Public Accounting Firm

99.2	Consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years ended December 31, 2002, 2001, and 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004

GLOBAL CROSSING LIMITED

BY:	/s/ Daniel O’Brien

Name:	Daniel O’Brien
Title:	Executive Vice President and Chief Financial Officer